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                                                                   EXHIBIT 10.59

This First Amendment, dated as of December 17, 1999 (this "First Amendment"), is entered into by and among WPS Receivables Corporation, as Transferor, WestPoint Stevens Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, as Transferee and Wachovia Bank, N.A., as Administrator. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Agreement.

         WHEREAS, Transferor, Servicer, Transferee and Administrator entered into that certain Asset Interest Transfer Agreement dated as of December 18, 1998 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

1. The definition of "CP Tranche Period" contained in Appendix A to the Agreement is hereby amended as follows:

         by deleting the number "270", and replacing it with the number "120".

2. The definition of "Required Reserve Factor" contained in Appendix A to the Agreement is hereby amended as follows:

         by deleting the number "14%", and replacing it with the number "15%".

3. The definition of "Scheduled Maturity Date" contained in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

         " "Scheduled Maturity Date" means December 15, 2000, as extended pursuant to Section 1.06."

4. The definition of "Transfer Limit" contained in Appendix A to the Agreement is hereby amended as follows:

         by deleting the amount of "$155,000,000", and replacing it with the amount "$160,000,000".


Except as expressly modified hereby, all terms and conditions of the Agreement remain in full force and effect. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   WPS RECEIVABLES CORPORATION, as
                                       Transferor


                                   By: /s/ J. NELSON GRIFFITH
                                       ------------------------
                                       Name:  J. Nelson Griffith
                                       Title: Vice President/Assistant Treasurer


                                   WESTPOINT STEVENS INC., as initial
                                       Servicer


                                   By: /s/ J. NELSON GRIFFITH
                                       ------------------------
                                       Name:  J. Nelson Griffith
                                       Title: Controller - Corporate Accounting


                                   BLUE RIDGE ASSET FUNDING
                                       CORPORATION,
                                       as Transferee


                                   By: Wachovia Bank, N.A., Attorney-in-Fact


                                   By: /s/ ELIZABETH R. WAGNER
                                       ------------------------
                                       Name:  Elizabeth R. Wagner
                                       Title: Vice President


                                   WACHOVIA BANK, N.A., as Administrator


                                   By: /s/ KEVIN T. MCCONNELL
                                       ------------------------
                                       Name:  Kevin T. McConnell
                                       Title: Senior Vice President